UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2006

CWABS Asset-Backed Certificates Trust 2006-BC3
(Exact name of the issuing entity)

CWABS, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	333-131591-18	95-4596514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Park Granada Calabasas, California		91302
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (818) 225-3237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 30, 2006, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of August 1, 2006, by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Sienna LLC, as a seller, Park Granada LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Asset-Backed Certificates, Series 2006-BC3 (the "Certificates"). The Certificates were issued on August 30, 2006. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

The tables annexed as Exhibit 99.1 hereto describe characteristics of the Initial Mortgage Loans as of the Initial Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

On August 30, 2006, CHL entered into an interest rate Swap Contract (the "Swap Contract"), as evidenced by a Confirmation with a trade date of August 7, 2006 (the "Swap Contract Confirmation") between CHL and Bear Stearns Financial Products Inc. (the "Counterparty"). The Swap Contract Confirmation is annexed hereto as Exhibit 99.2.

On August 30, 2006, the Counterparty and the Trustee, in its capacity as the Swap Contract Administrator, as defined below, entered into an ISDA Master Agreement (the "Master Agreement"), dated as of August 30, 2006. The Master Agreement is annexed hereto as Exhibit 99.3.

On August 30, 2006, the Counterparty and the Trustee, in its capacity as the Swap Contract Administrator, entered into a schedule to the Master Agreement (the "Schedule"), dated as of August 30, 2006. The Schedule is annexed hereto as Exhibit 99.4.

  On August 30, 2006 the Counterparty and the Trustee, in its capacity as the Swap Contract Administrator, entered into an ISDA Credit Support Annex (the "Credit Support Annex"), dated as of August 30, 2006. The Credit Support Annex is annexed hereto as Exhibit 99.5.

  On August 30, 2006, CHL entered into an ISDA Novation Agreement (the "Novation Agreement"), dated as of August 30, 2006, by and among CHL, The Bank of New York, as Swap Contract Administrator for the Trust and the Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Swap Contract to the Swap Contract Administrator. The Novation Agreement is annexed hereto as Exhibit 99.7.

On August 30, 2006, CHL entered into a Swap Contract Administration Agreement (the "Swap Contract Administration Agreement"), dated as of August 30, 2006, by and among CHL and The Bank of New York, as Swap Contract Administrator (in such capacity, the "Swap Contract Administrator") and as Trustee under the Pooling and Servicing Agreement. The Swap Contract Administration Agreement is annexed hereto as Exhibit 99.8.

Item 9.01	Financial Statements and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits.
4.1 Pooling and Servicing Agreement

99.1 Characterisitcs of Initial Mortgage Loans
99.2 Swap Contract Confirmation
99.3 ISDA Novation Agreement
99.4 Swap Contract Administration Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

CWABS, INC.

By:	/s/ Michael Schloessmann
Name:	Michael Schloessmann
Title:	Vice President

Dated: September 18, 2006

EXHIBIT INDEX

Exhibit No.	Description
4.1	Pooling and Servicing Agreement
99.1	Characteristics of Initial Mortgage Loans
99.2	Swap Contract Confirmation
99.3	ISDA Novation Agreement
99.4	Swap Contract Administration Agreement